SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549






                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                     Date of Report:  September 12, 1996



                        ROBOTIC VISION SYSTEMS, INC.
              (Exact name of Registrant as specified in charter)



  Delaware                      0-8623                     11-2400145
(State or other          (Commission File No.)           (IRS Employer
jurisdiction of                                       Identification Number)
incorporation)



             425 Rabro Drive East, Hauppauge, New York  11788
             (Address of principal executive offices) (Zip Code)



     Registrant's telephone number, including area code:  (516) 273-9700


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Item 2.   Acquisition or Disposition of Assets.

          Registrant entered into a definitive merger agreement, dated as of July 23, 1996 (the "Merger Agreement"), with Computer Identics Corporation, a publicly owned company located in Canton, Massachusetts ("CI"), which provided that, subject to receipt of approval from the stockholders of CI, CI was to become a wholly owned subsidiary of Registrant (the "CI Merger"). CI designs, manufactures, markets and services standard bar code products, data collection networks, and systems for the data collection and material handling/industrial markets.

          The Merger Agreement provided that upon consummation of the Merger, each then outstanding share of CI's common stock would be converted into the right to receive, and become exchangeable for (the "Exchange Ratio"), 0.177805 of a share of Registrant's common stock; provided, however, that if the average of the closing prices of Registrant's Common Stock on the NASDAQ-NM for the 25 trading days ending on (and including) the second trading day immediately prior to CI's August 29, 1996 stockholders' meeting (the "Average Closing Price") was greater than $20.75, then the Exchange Ratio would be equal to the quotient of $20.75 divided by the Average Closing Price (provided that in no event would the Exchange Ratio be less than 0.160025); and if the Average Closing Price was less than $17.00, then the Exchange Ratio would be equal to the quotient of $17.00 divided by the Average Closing Price (provided that in no event would the Exchange Ratio be more than 0.195586).

          The Merger Agreement also provided that (i) options to purchase shares of CI's common stock at various exercise prices would be converted at the Exchange Ratio into options to purchase shares of Registrant's common stock and (ii) a warrant to purchase shares of CI's common stock would be converted at the Exchange Ratio into a warrant to purchase shares of Registrant's Common Stock.

          The Merger was approved by the stockholders of CI on August 29, 1995 and consummated on August 30, 1996. The Exchange Ratio, computed in the manner as set forth above, was 0.195586. Based upon the Exchange Ratio, Registrant will issue approximately 2,127,000 shares of its common stock to CI stockholders based upon approximately 10,877,000 shares of CI's common stock outstanding at the close of business on August 30, 1996.


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Item 7.   Financial Statements and Exhibits.


          (a)  Financial Statements of CI.*

               (i)       Report of Ernst & Young LLP, Independent
                         Auditors, dated February 8, 1996 (Page F-27);

               (ii)      Report of Deloitte & Touche LLP,
                         Independent Auditors, dated January 28,
                         1996 (Page F-28);

               (iii)     Consolidated Balance Sheets as of
                         December 31, 1995 and 1994 of CI and
                         Subsidiaries (Page F-29);

               (iv)      Consolidated Statements of Operations of
                         CI and Subsidiaries for the Years Ended
                         December 31, 1995, 1994 and 1993 (Page F-30);

               (v)       Consolidated Statements of Stockholders'
                         Equity of CI and Subsidiaries for the
                         Years Ended December 31, 1995, 1994 and
                         1993 (Page F-31);

               (vi)      Consolidated Statements of Cash Flows of
                         CI and Subsidiaries for the Years Ended
                         December 31, 1995, 1994 and 1993 (Page F-32);

               (vii)     Notes to the Consolidated Financial
                         Statements of CI and Subsidiaries (Pages
                         F-33 through F-39);

               (viii)    Consolidated Balance Sheets of CI and
                         Subsidiaries as of March 31, 1996 and
                         1995 (unaudited) (Page F-40);

               (ix)      Consolidated Statements of Operations of
                         CI and Subsidiaries for the three months ended March 31, 1996 and 1995 (unaudited) (Page F-41);

               (x)       Consolidated Statements of Cash Flows of
                         CI and Subsidiaries for the three months ended March 31, 1996 and 1995 (unaudited) (Page F-42); and

               (xi) Notes to Consolidated Financial State-ments of CI and Subsidiaries (unaudited)(Page F-43).


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          (b)  Pro Forma Financial Information .*

               (i) Summary of Unaudited Pro Forma Combined Statements of Operations for the six months ended March 31, 1996 and 1995 and for the years ended September 30, 1995 and 1994 (Page 41);

               (ii)      Unaudited Pro Forma Condensed Combined
                         Balance Sheets as of March 31, 1996 (Page
                         42);

               (iii)     Unaudited Pro Forma Condensed Combined
                         Statements of Operations for the Fiscal
                         Year Ended September 30, 1995 (Page 43);

               (iv)      Unaudited Pro Forma Condensed Combined
                         Statements of Operations for the Fiscal
                         Year Ended September 30, 1994 (Page 44);

               (v)       Unaudited Pro Forma Condensed Combined
                         Statements of Operations for the Fiscal
                         Year Ended September 30, 1993 (Page 45);

               (vi)      Unaudited Pro Forma Condensed Combined
                         Statements of Operations for the Six
                         Months Ended March 31, 1996 (Page 46);

               (vii)     Unaudited Pro Forma Condensed Combined
                         Statements of Operations for the Six
                         Months Ended March 31, 1995 (Page 47);
                         and

               (viii)    Notes to Unaudited Pro Forma Financial
                         Information (Page 48).


          (c)  Exhibits.*

               (i) Agreement and Plan of Merger and Reorganization dated as of July 23, 1996 by and among Robotic Vision Systems, Inc., RVSI
                         Third Acquisition Corp. and Computer
                         Identics Corporation (Exhibit A);



* Incorporated by reference to Registrant's definitive Prospectus, dated August 1, 1996 (File No. 333-08663), relating to the CI Merger (the "Prospectus"). The parenthetical references to page numbers or exhibit designation in Item 7 hereof relate to the applicable pages or sections of the Prospectus at which the relevant financial statements and notes thereto, pro forma financial statements and notes thereto or exhibits may be located.



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                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 12, 1996          ROBOTIC VISION SYSTEMS, INC.
                                        (Registrant)


                                    By:  /s/Robert H. Walker
                                         Robert H. Walker
                                         Executive Vice President